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                                                                   EXHIBIT 23.1



                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-39428) of Gander Mountain, Inc. of our report dated June 18, 1996 appearing on page 1 of the Gander Mountain, Inc. Associates' Savings Plan included in this Annual Report on Form 11-K.

PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Milwaukee, Wisconsin
June 26, 1996